Earnings per Share	12 Months Ended
Dec. 31, 2010
Earnings per Share [Abstract]
Earnings per Share
NOTE 14 — Earnings per Share
We calculate earnings per share based on the weighted average number of shares of Common Stock, participating securities, common stock equivalents and dilutive convertible securities outstanding during the period. The following table illustrates the calculation of basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008 (in thousands, except per share data):

	2010	2009	2008
Numerator:
Loss from continuing operations	$(165,448)	$(201,480)	$(118,267)
Loss (income) from continuing operations attributable to noncontrolling interests	48,172	48,782	(7,237)
Income attributable to preferred stockholders	(53,590)	(50,566)	(53,708)
Income attributable to participating securities	—	—	(6,985)

Loss from continuing operations attributable to Aimco common stockholders	$(170,866)	$(203,264)	$(186,197)

Income from discontinued operations	$75,824	$156,680	$745,269
Income from discontinued operations attributable to noncontrolling interests	(30,276)	(68,256)	(207,758)

Income from discontinued operations attributable to Aimco common stockholders	$45,548	$88,424	$537,511

Net (loss) income	$(89,624)	$(44,800)	$627,002
Net loss (income) attributable to noncontrolling interests	17,896	(19,474)	(214,995)
Income attributable to preferred stockholders	(53,590)	(50,566)	(53,708)
Income attributable to participating securities	—	—	(6,985)

Net (loss) income attributable to Aimco common stockholders	$(125,318)	$(114,840)	$351,314

Denominator:
Denominator for basic earnings per share — weighted average number of shares of Common Stock outstanding	116,369	114,301	88,690
Effect of dilutive securities:
Dilutive potential common shares	—	—	—

Denominator for diluted earnings per share	116,369	114,301	88,690

Earnings (loss) per common share — basic and diluted:
Loss from continuing operations attributable to Aimco common stockholders	$(1.47)	$(1.78)	$(2.10)
Income from discontinued operations attributable to Aimco common stockholders	0.39	0.78	6.06

Net (loss) income attributable to Aimco common stockholders	$(1.08)	$(1.00)	$3.96

Dividends declared per common share	$0.30	$0.40	$7.48

As of December 31, 2010, 2009 and 2008, the common share equivalents that could potentially dilute basic earnings per share in future periods totaled 7.2 million, 8.9 million and 9.2 million, respectively. These securities, representing stock options, have been excluded from the earnings per share computations for the years ended December 31, 2010, 2009 and 2008, because their effect would have been anti-dilutive.
Participating securities, consisting of unvested restricted stock and shares purchased pursuant to officer loans, receive dividends similar to shares of Common Stock and totaled 0.6 million, 0.5 million and 1.0 million at December 31, 2010, 2009 and 2008, respectively. The effect of participating securities is reflected in basic and diluted earnings per share computations for the periods presented above using the two-class method of allocating distributed and undistributed earnings. During the years ended December 31, 2010 and 2009, the adjustment to compensation expense recognized related to cumulative dividends on forfeited shares of restricted stock exceeded the amount of dividends declared related to participating securities. Accordingly, distributed earnings attributed to participating securities during 2010 and 2009 were reduced to zero for purposes of calculating earnings per share using the two-class method.
As discussed in Note 10, the Aimco Operating Partnership has various classes of preferred OP units, which may be redeemed at the holders’ option. The Aimco Operating Partnership may redeem these units for cash or at its option, shares of Common Stock. During the periods presented, no common share equivalents related to these preferred OP units have been included in earnings per share computations because their effect was antidilutive.